UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22473

Stone Harbor Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2012 – May 31, 2013

Item 1.  Report to Stockholders.

Distribution Policy

May 31, 2013

Stone Harbor Emerging Markets Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.18 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long term capital gains and short term capital gains and return capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Stone Harbor Emerging Markets Income Fund	Shareholder Letter
May 31, 2013 (Unaudited)

Dear Investor,

The Stone Harbor Emerging Markets Income Fund (“EDF” or “Fund”) seeks to maximize total return, which consists of income on its investments and capital appreciation. The Fund invests in fixed income securities and related instruments that are economically tied to emerging markets (EM) countries, including sovereign external debt, local currency debt (non-U.S. dollar), and corporate debt from EM issuers.

Despite significant recent market volatility, we believe EM debt markets continue to offer attractive investment opportunities for total return investors. The investment thesis is straightforward. EM countries generate approximately 80% of global growth today and their share of global economic output has nearly doubled in the past decade. Inflation in EM countries has fallen substantially and remains subdued, particularly in comparison to the hyperinflationary periods of the 1990’s. Unlike many advanced economies, most EM countries maintain sustainable debt levels and substantially lower fiscal deficits. In addition, EM debt still offers higher yields than advanced economy debt, even though EMs have better relative fundamentals in most cases.

Macroeconomic developments in advanced economies are also important inputs into our assessment of the outlook for EM debt returns. From a macroeconomic perspective, investing in EM debt is much more difficult today than it was even six months ago. Global growth is slower than we expected at the end of 2012. While the United States economy appears to be the strongest of a weak set of major developed economies including Europe and Japan, U.S. growth has been uneven so far this year. Unprecedented monetary easing by central banks and the uncertainty of when governments will start reducing bond buying programs makes the outlook for growth even less certain. Many market participants fear that as the U.S. pulls back on quantitative easing, rising U.S. interest rates and a stronger U.S. dollar may weaken returns on EM debt. Assessments of each of these factors and how we believe they may impact various sectors within EM debt play a significant role in how we select investments for the Fund.

A key advantage we have in managing EDF is the latitude to seek to adjust the risk in the portfolio based on fundamental economic and credit views, as well as our assessment of the macroeconomic environment. We can adjust risk and potential return opportunities by allocating to three distinct sectors of EM debt, each of which tend to behave differently in various macroeconomic environments. For example, we are likely to reduce exposure to local currency markets when growth prospects decline, as emerging market foreign exchange levels tend to be highly sensitive to growth expectations. Should interest rates in the U.S. rise, we may shift our allocations away from U.S. dollar-denominated external sovereign debt, which has high sensitivity to changes in yields on U.S. Treasuries. We may also vary our exposure to EM corporate debt depending on the outlook for corporate defaults, as well as the attractiveness of expected returns on corporate securities relative to sovereign debt.

In addition, we can vary the amount of leverage used by the Fund depending on our confidence in our return expectations. In general, we employ leverage to seek higher returns. However, when uncertainty rises, and with it greater perceived risks, we can also reduce leverage so that the Fund has less exposure to EM debt when markets turn down. Fortunately, we did just that in the first quarter of 2013 with good results. Indeed, the return on net asset value (NAV) on EDF for the six months ended May 31, 2013, compared favorably with many other fixed income sectors and most commodities.

Performance Review

The total return on net asset value (NAV) of EDF for the six months ending May 31, 2013 was 1.09%, net of all fees. For the same period, the Fund maintained an average premium to its NAV of 3.54%1. The Fund’s exposure to local currency sovereign debt was the most important positive contributor to Fund performance for the period2, followed by corporate bonds. The contribution to the Fund’s returns from exposure to hard currency sovereign debt was negative as yields rose through the period and spreads relative to U.S. Treasuries increased. Of the three sectors of EM debt, hard currency sovereign debt tends to be most sensitive to changes in the yield of U.S. Treasuries, meaning that as U.S. Treasury bond prices fall, EM sovereign debt prices also tend to fall. Nevertheless, on a gross of fees basis, the Fund’s NAV performance exceeded the market tracking indices3 in all three sectors during the reporting period as we will discuss in the market review section below.

Within the local currency segment of the portfolio, the largest contributors to total returns were exposures to local currencies and fixed income markets in Mexico and Russia. The Mexican peso modestly outperformed the U.S. dollar, but local fixed rate bonds in Mexico generated strong positive returns as global investors sought both the higher yield offered in Mexico relative to U.S. Treasury bonds, as well as the relative safety offered of Mexico’s credit profile. In our view, expectations of fiscal and energy sector reforms in Mexico have also supported growing investor enthusiasm for the country’s local bond markets. In Russia, while the ruble dropped in value as oil prices fell, the local fixed income market remained buoyed by declining inflation prospects and Russia’s exceptionally strong fiscal fundamentals.

In the Fund’s exposure to external sovereign debt, two of the country positions with the largest positive or negative impact on returns came from holdings in U.S. dollar denominated debt of Iraq and Argentina. Exposure to Iraq detracted from total returns as bond prices fell in reaction to growing political and sectarian violence in Iraq and Syria. In Argentina, on the other hand, positions in sovereign debt enhanced total returns as bonds recovered from a sharp sell off in October and November 2012. Positions in Hungary, Ukraine and Venezuela bonds also contributed positively.

2	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Shareholder Letter
May 31, 2013 (Unaudited)

Corporate debt from Argentina, China, Kazakhstan, Nigeria, the United Arab Emirates and Ukraine all enhanced total returns for the Fund during the period. No specific theme underpinned the strong performance in each country. Rather, in our view, the combination of relative strength in credit fundamentals and the ongoing hunt for yield in a low yield environment remained key reasons for the positive returns. Corporate bonds from Brazil, Dominican Republic, Indonesia and Mexico, on the other hand, detracted from total returns.

Throughout the reporting period, leverage, when employed, consisted primarily of short-term reverse repurchase agreements through which the Fund borrowed funds by lending securities under the obligation to repurchase them at a later date at a fixed price. The implied borrowing costs of the repurchase agreements averaged approximately 0.60% per annum. The level of gross leverage reached a maximum of 27.9% of total assets on December 26, 2012 and a minimum of 0% on April 24, 2013. By the end of the reporting period, leverage was 19.6%. Net leverage (gross leverage less cash held) remained lower than gross leverage throughout the period. The Fund’s management team varied borrowing levels to reflect the team’s outlook on EM debt, increasing borrowings when it felt opportunities had improved and reducing borrowings when, in the team’s judgment, macroeconomic risks had risen.

Market Review and Outlook

In our view, the total returns for EM indices for the reporting period primarily reflected external developments in developed markets rather than the positive backdrop of EM fundamentals. Market tracking indices for the three sectors of EM debt — external sovereign debt, local currency debt and corporate debt — delivered total returns of -2.31%, -1.06%, and 1.13%, respectively during the reporting period. In external sovereign debt, spread widening relative to U.S. Treasuries, as well as price weakness in U.S. Treasuries accounted for the downturn. Yields of sovereign U.S. dollar denominated debt widened relative to U.S. Treasuries, in our view, as global investors reduced exposure to long maturity U.S. dollar denominated bonds on fears that the U.S. Federal Reserve may eventually slow the pace of its bond purchases, allowing long term U.S. rates to rise. The downturn in local currency markets had a similar cause and, in our view, was also a function of the strength in the U.S. dollar, which benefited from an improving U.S. economy, as well as expectations of higher interest rates in the U.S. over time. Corporate bonds in general benefited from their shorter durations relative to external sovereign debt, as well as continued fundamental improvements, and relatively attractive valuations. Corporate debt yield spreads narrowed relative to U.S. bonds for similar reasons, in our view. In local currency debt, the key factors driving returns were yield, capital depreciation or appreciation from changes in interest rates and changes in the value of EM currencies relative to the U.S. dollar (FX appreciation or depreciation).

We view the recent moves in EM debt prices, currencies and local interest rates as part of an early stage adjustment to the normalization in monetary policies in developed markets and to an ongoing recovery of the U.S. economy. The major part of the moves occurred after U.S. Federal Reserve chairman commented in May that the Federal Open Market Committee would consider reductions in the Fed’s bond buying program over the Committee’s next several meetings. At least in the near term, macroeconomic developments in advanced economies are likely to remain key drivers of EM debt returns, in our view.

However, our fundamental views have not changed. We continue to expect that China will maintain a growth rate above 7% over the next year and that many EM country growth rates will improve in the next 12-18 months. In our view, expectations for improved U.S. growth, together with recent depreciation of emerging market currencies relative to the US Dollar and prior monetary easing by EM central banks will support EM growth in the months ahead. But this process will take time. Government deficits in most EM countries remain at what we think are healthy levels, particularly compared to the U.S., Japan and many developed European countries. Over time, we believe markets will again focus on the relative strengths of EM fundamentals.

Key to this view is the timing and extent of a recovery in EM growth. EM debt markets seem intensely focused on the timing and size of the U.S. Fed’s withdrawal from quantitative easing on the expectation that reduced bond buying will eventually accompany a tightening of U.S. policy interest rates. An important assumption behind this view is that U.S. growth will accelerate along with improvements in the U.S. labor markets, a development that most likely would also be supportive of the U.S. dollar. In our view, without acceleration in EM growth rates relative to U.S. growth, EM currency markets remain vulnerable to U.S. dollar strength. We will be watching for evidence of a cyclical recovery in EM economic activity in the months ahead.

In the past, we have detailed some of the key risks to our relatively benign outlook for emerging market debt. Today, those risks seem most prevalent in advanced markets with the possibility of rising U.S. interest rates as one of the most important factors. Other factors include the ongoing political and religious strife in the Middle East, weak growth in Europe and the potential for China’s growth rate to slow at a much faster pace than our research suggests. However, our base case return scenarios for EM debt and over the coming year remain positive. Our view derives from a disciplined investment process in which we review the ability and willingness of borrowers to repay their debts. We also assess whether current prices of bonds reflect, in our view, adequate compensation for risk within the current macroeconomic environment. Based on this process, we remain wary of the weak growth prospects in advanced economies, but still see more opportunity for investing in EM debt.

Semi-Annual Report | May 31, 2013	3

Stone Harbor Emerging Markets Income Fund	Shareholder Letter
May 31, 2013 (Unaudited)

Other general risks of the Fund relate to our use of leverage and also to the longer-term prospects for a rise in global interest rates. Though not our base case, Stone Harbor attempts to mitigate the risk of loss of principal due to the possibility of a general rise in global interest rates through its investment processes that determine sector and country allocations, as well as security selection. We seek to reduce interest rate sensitivity during periods of rising interest rates. Notwithstanding these efforts, rising interest rates would increase the Fund’s cost of leverage and could also decrease the value of its portfolio securities, adversely affecting Fund performance.

We continue to believe that investing in EDF offers an attractive means of capitalizing on further improvements in credit quality in EM. We thank you for your trust in our ability to maneuver these difficult markets and look forward to reporting on EDF in six months.

Sincerely,

Thomas K. Flanagan

Chairman of the Board of Trustees

[1]

Performance on a market value basis, or at market price, will differ from its results at NAV. Although market price returns typically reflect investment results overtime, during shorter periods, returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

[2]	The reporting period is defined as December 1, 2012 to May 31, 2013.
[3]

JP Morgan emerging markets debt benchmarks are used throughout as being representative of market returns. Emerging markets hard currency sovereign external debt is represented by JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. Emerging markets corporate debt is represented by JPMorgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. The CEMBI tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries. Two variations are available: CEMBI Broad and CEMBI. The CEMBI Broad is the most comprehensive corporate benchmark followed by the CEMBI, which consists of an Investable universe of corporate bonds. Both indices are also available in Diversified version. The JPMorgan CEMBI Broad Diversified limits the current face amount allocations of the bonds. Both indices are also available in outstanding countries with larger debt stocks. Qualifying corporate bonds have a face amount greater than USD 300 million, maturity greater than 5 years, verifiable prices and cash flows, and from countries within Asia ex-Japan, Latin America, Eastern Europe, Middle East, and Africa. Emerging markets local currency debt is represented by JP Morgan Government Bond Index – Emerging Markets (GBI-EM) Global Diversified, which consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which, international investors can gain exposure. The weightings among the countries are more evenly distributed within this index. Although not expected to be a principal investment tool, the Portfolio may make use of derivative securities (including futures and options on securities, securities indices or currencies, options on futures, forward currency contracts, and interest rate, currency or credit default) for the purposes of reducing risk and/or obtaining efficient investment exposure.

4	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Summary of Portfolio Holdings
May 31, 2013 (Unaudited)

Fund Details
Market Price	$22.35
Net Asset Value (NAV)	$22.82
Premium/(Discount)	(2.06%)
Current Distribution Rate(1)	9.66%
Net Assets ($ in millions)	$360

Country Allocation
(as a % of total net assets)
Country Breakdown	% of TNA
Brazil	14.75%
Venezuela	14.70%
Mexico	8.75%
Turkey	8.41%
Ukraine	8.23%
Russia	7.89%
Iraq	7.12%
Hungary	6.43%
South Africa	4.93%
Kazakhstan	4.14%
Indonesia	3.14%
China	3.02%
Nigeria	2.36%
Lithuania	2.34%
Chile	1.93%
Croatia	1.51%
Malaysia	1.51%
Dominican Republic	1.50%
Poland	1.50%
Slovenia	1.50%
Peru	1.46%
Argentina	1.41%
Romania	1.36%
Colombia	1.07%
United Arab Emirates	1.05%
Qatar	0.97%
Ivory Coast	0.97%
India	0.85%
Slovakia	0.64%
Jamaica	0.60%
El Salvador	0.52%
Costa Rica	0.51%
Azerbaijan	0.51%
Morocco	0.48%
Ghana	0.34%
Guatemala	0.28%
Panama	0.17%
Total	118.85%
Short Term Security	7.24%
Liabilities (including leverage) in Excess of Other Assets	-26.09%

Total Net Assets	100.00%

Security Type Allocation(2)

Sector Allocation(2)
Sovereign Local	22.40%
Sovereign External	56.30%
Corporate	22.20%
Net Cash	0.70%

Regional Breakdown(2)
Latin America	43.14%
Europe	36.16%
Asia	6.93%
Africa	9.46%
Middle East	5.21%
Net Cash	0.70%

Sovereign Local Currency Breakdown(2)
Brazilian Real	7.90%
Colombian Peso	0.40%
Indonesian Rupiah	1.00%
Mexican Peso	4.00%
Nigerian Naira	3.00%
Turkish New Lira	2.30%
South African Rand	3.80%
Total	22.40%

(1)

Current Distribution Rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

(2)

Based on managed assets and investment manager’s sector classifications including derivative exposure. For purposes of this example, managed assets include total net assets plus any borrowings attributed to the use of reverse repurchase agreements and the notional values of credit default swaps as described on page 17. Totals may not sum to 100% because of the credit default swap positions.

Semi-Annual Report | May 31, 2013	5

Stone Harbor Emerging Markets Income Fund	Growth of $10,000 Investment
May 31, 2013 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Income Fund and the JP Morgan Emerging Market Bond Indices: EMBI Global Diversified, CEMBI Broad Diversified, and GBI-EM Global Diversified.

The JP Morgan Emerging Market Bond Global Diversified Index is a uniquely-weighted version of the EMBI Global, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities such as Brady bonds, loans and Eurobonds. Currently, the EMBI Global covers 196 instruments across 48 countries. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

Total Returns as of May 31, 2013 (inception December 22, 2010)

	6 Month	One Year	Since Inception (Annualized)
Stone Harbor Emerging Markets Income Fund – NAV	1.09%	16.58%	7.19%
Stone Harbor Emerging Markets Income Fund – Market Price	-5.36%	8.37%	4.30%
JP Morgan CEMBI Broad Diversified	1.13%	9.92%	7.09%
JP Morgan EMBI Global Diversified	-2.31%	10.07%	8.73%
JP Morgan GBI-EM Global Diversified	-1.06%	11.58%	5.16%

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested and includes all fee waivers and expense reimbursements. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or broker commissions or sales charges in connection with the purchase or sale of Fund shares. Investment return and principal value will vary, and shares, when sold, may be worth more or less than their original cost. Total returns for a period of less than one year are not annualized. Index returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an index.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

6	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 66.18%
Argentina - 0.30%
City of Buenos Aires Argentina	USD	9.950%	03/01/2017	1,249,000	$1,098,369	(1)

Brazil - 7.14%
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2014	1,749,000	823,369
	BRL	10.000%	01/01/2021	39,460,000	18,362,376
Republic of Brazil:
	USD	5.875%	01/15/2019	539,000	629,282
	USD	2.625%	01/05/2023	495,000	458,865
	USD	8.250%	01/20/2034	1,780,000	2,594,350
	USD	7.125%	01/20/2037	2,143,000	2,810,009	(2)

					25,678,251

Costa Rica - 0.51%
Republic of Costa Rica:
	USD	4.375%	04/30/2025	202,000	196,950	(1)
	USD	5.625%	04/30/2043	1,656,000	1,622,880	(1)

					1,819,830

Croatia - 1.51%
Croatian Government:
	USD	6.250%	04/27/2017	503,000	544,497	(1)
	USD	6.625%	07/14/2020	948,000	1,048,725	(3)
	USD	6.375%	03/24/2021	2,141,000	2,336,366	(1)
	USD	5.500%	04/04/2023	1,479,000	1,512,278	(1)

					5,441,866

Dominican Republic - 1.50%
Dominican Republic International Bond:
	USD	9.040%	01/23/2018	801,152	893,285	(3)
	USD	7.500%	05/06/2021	3,983,000	4,520,705	(3)

					5,413,990

El Salvador - 0.52%
Republic of El Salvador:
	USD	7.375%	12/01/2019	1,300,000	1,495,000	(3)
	USD	7.750%	01/24/2023	334,000	394,120	(3)

					1,889,120

Ghana - 0.34%
Republic of Ghana	USD	8.500%	10/04/2017	1,077,000	1,214,318	(3)

Guatemala - 0.28%
Republic of Guatemala:
	USD	5.750%	06/06/2022	625,000	681,250	(3)
	USD	4.875%	02/13/2028	335,000	328,300	(1)

					1,009,550

Hungary - 6.43%
Republic of Hungary:
	EUR	4.500%	01/29/2014	746,000	987,792
	GBP	5.500%	05/06/2014	65,000	100,808
	GBP	5.000%	03/30/2016	223,000	346,269

See Notes to Financial Statements.
Semi-Annual Report | May 31, 2013	7

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Hungary (continued)
Republic of Hungary (continued)
	EUR	3.500%	07/18/2016	307,000	$398,773
	EUR	4.375%	07/04/2017	908,000	1,197,136
	USD	4.125%	02/19/2018	288,000	286,560
	EUR	6.000%	01/11/2019	835,000	1,178,896
	USD	6.250%	01/29/2020	8,000,000	8,670,000	(2)
	EUR	3.875%	02/24/2020	5,000,000	6,352,518
	USD	5.375%	02/21/2023	3,600,000	3,586,500

					23,105,252

Iraq - 2.32%
Republic of Iraq	USD	5.800%	01/15/2028	9,416,000	8,333,160	(2)(3)

Ivory Coast - 0.97%
Ivory Coast Government International Bond	USD	5.750%	12/31/2032	3,745,000	3,501,575	(2)(3)(4)

Lithuania - 2.34%
Republic of Lithuania:
	USD	7.375%	02/11/2020	2,230,000	2,763,238	(3)
	USD	6.125%	03/09/2021	2,747,000	3,202,920	(2)(3)
	USD	6.625%	02/01/2022	2,015,000	2,437,948	(3)

					8,404,106

Mexico - 6.77%
Mexican Bonos:
	MXN	8.500%	12/13/2018	105,610,000	9,737,522
	MXN	8.000%	06/11/2020	81,030,000	7,438,157
United Mexican States:
	USD	6.050%	01/11/2040	1,770,000	2,099,662
	USD	4.750%	03/08/2044	5,110,000	5,052,513	(2)

					24,327,854

Morocco - 0.48%
Moroccan Government	USD	4.250%	12/11/2022	1,750,000	1,710,625	(1)

Nigeria - 1.17%
Nigerian Government Bond	NGN	15.100%	04/27/2017	613,000,000	4,192,201

Panama - 0.17%
Republic of Panama	USD	8.125%	04/28/2034	424,000	606,320

Poland - 1.50%
Republic of Poland	USD	5.000%	03/23/2022	4,796,000	5,404,516	(2)

Qatar - 0.97%
State of Qatar:
	USD	4.500%	01/20/2022	1,620,000	1,793,665	(1)
	USD	6.400%	01/20/2040	1,352,000	1,713,660	(3)

					3,507,325

Romania - 1.36%
Romanian Government International Bond:
	USD	6.750%	02/07/2022	370,000	438,450	(1)

See Notes to Financial Statements.
8	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Romania (continued)
Romanian Government International Bond (continued)
	USD	6.750%	02/07/2022	2,184,000	$2,588,040	(3)
	USD	4.375%	08/22/2023	1,862,000	1,857,345	(1)

					4,883,835

Russia - 1.32%
Russian Federation	USD	12.750%	06/24/2028	2,510,000	4,734,487	(2)(3)

Slovakia - 0.64%
Republic of Slovakia	USD	4.375%	05/21/2022	2,111,000	2,301,771	(1)

Slovenia - 1.50%
Republic of Slovenia	USD	5.500%	10/26/2022	5,397,000	5,397,000	(2)(3)

South Africa - 4.62%
Republic of South Africa:
	ZAR	13.500%	09/15/2015	26,070,000	3,012,917
	ZAR	8.000%	12/21/2018	20,260,000	2,153,800
	ZAR	7.250%	01/15/2020	105,100,000	10,707,517
	ZAR	6.750%	03/31/2021	7,380,000	728,079

					16,602,313

Turkey - 8.05%
Republic of Turkey:
	USD	6.750%	04/03/2018	3,080,000	3,699,850	(2)
	USD	7.000%	03/11/2019	2,095,000	2,584,706
	USD	7.500%	11/07/2019	795,000	1,015,613
	TRY	10.500%	01/15/2020	15,700,000	10,120,107
	USD	5.625%	03/30/2021	349,000	408,766
	USD	5.125%	03/25/2022	1,668,000	1,895,265
	USD	6.250%	09/26/2022	2,578,000	3,164,495	(2)
	USD	3.250%	03/23/2023	1,491,000	1,466,771
	USD	7.375%	02/05/2025	3,480,000	4,597,950

					28,953,523

Ukraine - 3.38%
Financing of Infrastructure - Projects State Enterprise	USD	9.000%	12/07/2017	649,000	678,205	(1)
Ukraine Government:
	USD	6.875%	09/23/2015	2,000,000	2,025,000	(1)
	USD	6.250%	06/17/2016	3,630,000	3,611,850	(2)(3)
	USD	9.250%	07/24/2017	2,335,000	2,518,881	(3)
	USD	7.750%	09/23/2020	212,000	217,300	(3)
	USD	7.500%	04/17/2023	3,168,000	3,092,760	(1)

					12,143,996

Venezuela - 10.09%
Republic of Venezuela:
	USD	13.625%	08/15/2018	518,000	581,455	(3)
	USD	7.750%	10/13/2019	8,740,000	7,844,150	(3)
	USD	12.750%	08/23/2022	19,127,400	20,824,957	(2)(3)
	USD	11.750%	10/21/2026	2,600,700	2,649,463	(3)
	USD	9.250%	09/15/2027	1,045,000	952,256

See Notes to Financial Statements.
Semi-Annual Report | May 31, 2013	9

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Venezuela (continued)
Republic of Venezuela (continued)
	USD	11.950%	08/05/2031	3,358,600	$3,438,367	(3)

					36,290,648

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $243,661,627)					237,965,801

BANK LOANS - 0.63%(5)
Indonesia - 0.63%
PT Bumi Tranche A	USD	15.000%	01/18/2014	2,324,754	1,255,370	(7)
PT Bumi Tranche B	USD	15.000%	01/18/2014	1,855,452	1,001,946	(7)

					2,257,316

TOTAL BANK LOANS (Cost $4,180,207)					2,257,316

CORPORATE BONDS - 38.73%
Argentina - 0.19%
Capex SA	USD	10.000%	03/10/2018	913,000	697,719	(1)

Azerbaijan - 0.51%
State Oil Company	USD	5.450%	02/09/2017	1,699,000	1,817,930

Brazil - 3.57%
Andrade Gutierrez International SA	USD	4.000%	04/30/2018	666,000	664,335	(1)
Banco do Brasil SA:

	USD	3.875%	10/10/2022	357,000	338,699
	USD	6.250%	12/31/2049	2,300,000	2,236,839	(1)(6)
BR Malls International Finance Ltd.	USD	8.500%	01/21/2049	1,018,000	1,108,392	(1)
ESAL GmbH	USD	6.250%	02/05/2023	3,001,000	3,012,254	(1)(2)
General Shopping Finance Ltd.	USD	10.000%	11/09/2015	1,012,000	1,032,240	(1)
Minerva Luxembourg SA	USD	7.750%	01/31/2023	1,786,000	1,857,440	(1)
OGX Austria GmbH	USD	8.500%	06/01/2018	1,037,000	606,010	(1)
QGOG Atlantic/Alaskan Rigs Ltd.	USD	5.250%	07/30/2018	576,645	596,827	(1)
Samarco Mineracao SA	USD	4.125%	11/01/2022	883,000	836,649	(1)
Tonon Bioenergia SA	USD	9.250%	01/24/2020	550,000	555,893	(1)

					12,845,578

Chile - 1.93%
CFR International SpA	USD	5.125%	12/06/2022	500,000	518,245	(1)
Codelco, Inc.:
	USD	3.000%	07/17/2022	1,925,000	1,850,964	(1)
	USD	6.150%	10/24/2036	3,100,000	3,590,746	(2)(3)

GeoPark Latin America Ltd. Agencia en Chile	USD	7.500%	02/11/2020	950,000	992,750	(1)

					6,952,705

China - 3.02%
Country Garden Holdings Co. Ltd.:
	USD	11.125%	02/23/2018	750,000	841,875	(1)
	USD	11.125%	02/23/2018	900,000	1,010,250	(3)
	USD	7.500%	01/10/2023	349,000	357,725	(1)

See Notes to Financial Statements.
10	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
China (continued)
Kaisa Group Holdings Ltd.:
	USD	8.875%	03/19/2018	1,200,000	$1,233,000	(1)
	USD	10.250%	01/08/2020	1,545,000	1,626,112	(3)
MIE Holdings Corp.	USD	9.750%	05/12/2016	965,000	1,027,725	(1)
Sinochem Overseas Capital Co. Ltd.:

	USD	4.500%	11/12/2020	366,000	388,489	(3)
	USD	4.500%	11/12/2020	1,791,000	1,901,048	(1)
Sinopec Capital 2013 Ltd.	USD	3.125%	04/24/2023	798,000	759,800	(1)
Sinopec Group Overseas Development 2012 Ltd.	USD	4.875%	05/17/2042	638,000	649,210	(1)
Texhong Textile Group Ltd.	USD	7.625%	01/19/2016	1,000,000	1,047,500	(3)

					10,842,734

Colombia - 1.07%
Bancolombia SA	USD	5.125%	09/11/2022	1,257,000	1,256,978
Emgesa SA ESP	COP	8.750%	01/25/2021	911,000,000	565,421	(1)
Empresas Publicas de Medellin ESP:
	COP	8.375%	02/01/2021	500,000,000	304,026	(3)
	COP	8.375%	02/01/2021	1,030,000,000	626,293	(1)
Pacific Rubiales Energy Corp.	USD	5.125%	03/28/2023	1,084,000	1,108,539	(1)

					3,861,257

India - 0.85%
ICICI Bank Ltd.	USD	6.375%	04/30/2022	1,000,000	1,025,000	(3)(6)
Vedanta Resources PLC:
	USD	6.000%	01/31/2019	1,000,000	997,500	(1)
	USD	8.250%	06/07/2021	500,000	540,000	(1)
	USD	7.125%	05/31/2023	500,000	497,500	(1)

					3,060,000

Indonesia - 1.22%
Berau Coal Energy Tbk PT	USD	7.250%	03/13/2017	800,000	792,000	(3)
BLT Finance BV	USD	7.500%	05/15/2014	1,098,000	148,230	(3)(7)
Indo Energy Finance II BV	USD	6.375%	01/24/2023	594,000	579,150	(1)
Pertamina Persero PT	USD	4.300%	05/20/2023	1,857,000	1,787,362	(1)
PT Adaro Indonesia	USD	7.625%	10/22/2019	1,000,000	1,070,000	(3)

					4,376,742

Jamaica - 0.60%
Digicel Group Ltd.	USD	8.250%	09/30/2020	2,000,000	2,160,000	(1)

Kazakhstan - 4.14%
KazMunaiGaz Finance Sub BV:
	USD	11.750%	01/23/2015	1,246,000	1,429,785	(3)
	USD	9.125%	07/02/2018	795,000	995,738	(3)
	USD	7.000%	05/05/2020	2,715,000	3,186,731	(3)
KazMunayGas National Co. JSC:
	USD	9.125%	07/02/2018	1,014,000	1,270,035	(1)
	USD	6.375%	04/09/2021	208,000	234,780	(1)
	USD	4.400%	04/30/2023	3,312,000	3,216,780	(1)(2)
	USD	5.750%	04/30/2043	584,000	563,560	(1)
Zhaikmunai LP	USD	7.125%	11/13/2019	3,700,000	3,982,125	(1)

					14,879,534

See Notes to Financial Statements.
Semi-Annual Report | May 31, 2013	11

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Malaysia - 1.51%
Petroliam Nasional BHD	USD	7.625%	10/15/2026	3,866,000	$5,425,119	(2)(3)

Mexico - 1.98%
Cemex Finance LLC	USD	9.375%	10/12/2022	2,000,000	2,255,000	(1)
Cemex SAB de CV:
	USD	9.000%	01/11/2018	679,000	727,379	(3)
	USD	9.000%	01/11/2018	1,041,000	1,115,171	(1)
	USD	9.500%	06/15/2018	2,000,000	2,245,000	(1)
Metalsa SAB de CV	USD	4.900%	04/24/2023	768,000	766,080	(1)

					7,108,630

Nigeria - 1.19%
Afren PLC	USD	10.250%	04/08/2019	3,641,000	4,278,175	(1)(2)

Peru - 1.46%
Cia Minera Milpo SAA	USD	4.625%	03/28/2023	682,000	664,871	(1)
Consorcio Transmantaro SA	USD	4.375%	05/07/2023	400,000	390,000	(1)
Corp. Azucarera del Peru SA	USD	6.375%	08/02/2022	352,000	366,080	(1)
Inkia Energy Ltd.	USD	8.375%	04/04/2021	3,000,000	3,404,591	(1)(2)
Volcan Cia Minera SAA	USD	5.375%	02/02/2022	431,000	441,775	(1)

					5,267,317

Russia - 6.57%
Alfa Bank OJSC Via Alfa Bond Issuance PLC	USD	7.500%	09/26/2019	2,750,000	2,956,250	(1)(2)
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd.	USD	5.125%	12/12/2017	525,000	532,219	(1)
Evraz Group SA	USD	6.750%	04/27/2018	1,500,000	1,501,875	(1)
Far Eastern Shipping Co.	USD	8.000%	05/02/2018	3,250,000	3,294,687	(1)
Gazprom OAO Via Gaz Capital SA:
	USD	9.250%	04/23/2019	1,637,000	2,083,083	(3)
	USD	4.375%	09/19/2022	750,000	723,750	(1)
	USD	7.288%	08/16/2037	2,375,000	2,784,687	(3)
Russian Agricultural Bank OJSC Via RSHB Capital SA:
	USD	5.298%	12/27/2017	1,022,000	1,076,933	(3)
	USD	7.750%	05/29/2018	3,000,000	3,480,000	(1)(2)
	USD	6.000%	06/03/2021	1,094,000	1,117,247	(3)(6)
Severstal OAO Via Steel Capital SA	USD	5.900%	10/17/2022	455,000	441,350	(1)
Vimpel Communications Holdings BV	USD	5.200%	02/13/2019	900,000	905,625	(1)
VTB Bank OJSC Via VTB Capital SA:
	USD	6.315%	02/22/2018	720,000	778,500	(3)
	USD	6.250%	06/30/2035	337,000	363,539	(3)
Wind Acquisition Finance SA	USD	12.250%	07/15/2017	1,500,000	1,588,125	(1)(8)

					23,627,870

South Africa - 0.31%
Gold Fields Orogen Holding BVI Ltd.	USD	4.875%	10/07/2020	1,200,000	1,122,000	(3)

Turkey - 0.36%
Yuksel Insaat AS	USD	9.500%	11/10/2015	1,852,000	1,287,140	(3)

See Notes to Financial Statements.
12	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2013 (Unaudited)

		Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Ukraine - 2.59%
Ferrexpo Finance PLC		USD	7.875%	04/07/2016	2,216,000	$2,218,770	(1)
Metinvest BV:
		USD	10.250%	05/20/2015	1,000,000	1,068,750	(3)
		USD	8.750%	02/14/2018	1,768,000	1,779,050	(1)
Mriya Agro Holding PLC		USD	9.450%	04/19/2018	2,860,000	2,824,250	(1)
National JSC Naftogaz of Ukraine		USD	9.500%	09/30/2014	1,370,000	1,412,813

						9,303,633

United Arab Emirates - 1.05%
DP World Ltd.		USD	6.850%	07/02/2037	700,000	794,500	(3)
Dubai Holding Commercial Operations MTN Ltd.		GBP	6.000%	02/01/2017	1,900,000	2,966,269

						3,760,769

Venezuela - 4.61%
Petroleos de Venezuela SA:
		USD	4.900%	10/28/2014	7,762,070	7,480,695
		USD	5.000%	10/28/2015	1,844,739	1,701,771
		USD	8.500%	11/02/2017	434,900	412,068	(3)
		USD	12.750%	02/17/2022	3,200,000	3,388,000	(3)
		USD	5.375%	04/12/2027	5,517,100	3,599,908

						16,582,442

TOTAL CORPORATE BONDS						139,257,294

(Cost $138,992,389)

PARTICIPATION NOTES - 2.63%
Argentina - 0.37%
Hidroelec el Chocon SA		USD	8.061%	03/01/2015	1,538,461	1,323,077

Ukraine - 2.26%
Ukreximbank Biz Finance PLC		USD	8.375%	04/27/2015	8,123,000	8,143,307	(3)

TOTAL PARTICIPATION NOTES						9,466,384

(Cost $9,829,465)

CREDIT LINKED NOTES - 8.68%
Argentina - 0.55%
Cablevision SA	Deutsche Bank AG London	USD	9.375%	02/12/2018	2,715,000	1,968,375

Brazil - 4.04%
Nota Do Tesouro Nacional:
	Citigroup Global Markets	BRL	10.000%	01/01/2021	1,400,000	641,890
	Barclays Bank PLC	BRL	10.000%	01/01/2023	30,840,000	13,898,159

						14,540,049

Indonesia - 1.29%
Republic of Indonesia	Deutsche Bank AG London	IDR	5.625%	05/15/2023	46,600,000,000	4,652,293

See Notes to Financial Statements.
Semi-Annual Report | May 31, 2013	13

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2013 (Unaudited)

		Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Iraq - 2.80%
Republic of Iraq	Bank of America - Merrill Lynch	JPY	2.550%	01/01/2028	1,498,377,306	$10,068,236	(6)

TOTAL CREDIT LINKED NOTES						31,228,953

(Cost $36,872,746)

COMMON STOCK - 2.00%
Iraq (continued) - 2.00%
Genel Energy PLC		GBP			500,000	7,179,215	(9)

TOTAL COMMON STOCK						7,179,215

(Cost $8,089,306)

SHORT TERM INVESTMENTS - 7.24%
Money Market Mutual Funds - 7.24%
Dreyfus Treasury Prime Cash Advantage Fund - Institutional Advantage Shares (7-Day Yield)		USD	0.00004%	N/A	26,045,788	26,045,788

TOTAL SHORT TERM INVESTMENTS						26,045,788

(Cost $26,045,788)

Total Investments - 126.09%						453,400,751
(Cost $467,671,528)
Liabilities in Excess of Other Assets - (26.09)%						(93,825,206)

Net Assets - 100.00%						$359,575,545

* The principal amount of each security is stated in the currency in which the security is denominated. See below.

BRL	-	Brazilian Real
COP	-	Colombian Peso
EUR	-	Euro Currency
GBP	-	Great Britain Pound
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
MXN	-	Mexican Peso
NGN	-	Nigerian Naira
TRY	-	New Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

See Notes to Financial Statements.
14	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2013 (Unaudited)

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $101,176,141, which represents approximately 28.14% of net assets as of May 31, 2013.

(2)	On May 31, 2013, securities valued at $99,252,241 were pledged as collateral for reverse repurchase agreements.
(3)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2013, the aggregate market value of those securities was $133,792,712, which represents approximately 37.21% of net assets.

(4)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at May 31, 2013.
(5)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at May 31, 2013. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(6)	Floating or variable rate security. Interest rate disclosed is that which is in effect at May 31, 2013.
(7)	Security is currently in default/non-income producing.
(8)	Pay-in-kind securities.
(9)	Non-income producing security.

Common Abbreviations:

AS	-	Anonim Sirket is the Turkish term for Incorporation.
BHD	-	Berhad is the Malaysian term for public limited company.
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
BVI	-	British Virgin Islands.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company wtih limited liability.
JSC	-	Joint Stock Company.
LLC	-	Limited Liability Company.
LP	-	Limited Partnership.
Ltd.	-	Limited.
MTN	-	Medium Term Note.
OAO	-	Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC	-	Open Joint Stock Company.
PLC	-	Public Limited Company.
PT	-	Perseroan terbuka is an Indonesian term for limited liability company.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SAA	-	Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB de CV	-	A variable capital company.
SpA	-	Societa per Azioni.
Tbk PT	-	Terbuka is the Indonesian term for limited liability company.

See Notes to Financial Statements.
Semi-Annual Report | May 31, 2013	15

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2013 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	EUR	7,948,600	Sale	06/17/2013	$10,332,165	$158,636
JPMorgan Chase & Co.	GBP	6,716,600	Sale	06/17/2013	10,204,042	258,728
Citigroup Global Markets	JPY	1,022,065,000	Sale	06/17/2013	10,175,057	344,322
Citigroup Global Markets	NGN	1,451,250,000	Purchase	06/20/2013	9,106,263	128,534

						$890,220

Citigroup Global Markets	COP	853,275,001	Purchase	06/17/2013	$447,505	$(15,125)
JPMorgan Chase & Co.	EUR	177,011	Purchase	06/17/2013	230,092	(1,552)

						$(16,677)

*The contracted amount is stated in the currency in which the security is denominated.

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Acquisition Date	Value
Credit Suisse First Boston	0.250%	05/08/2013	$5,161,856
Credit Suisse First Boston	0.500%	05/08/2013	15,642,495
Credit Suisse First Boston	0.350%	05/20/2013	10,814,542
Credit Suisse First Boston	0.500%	05/20/2013	11,618,888
Credit Suisse First Boston	0.750%	05/20/2013	14,731,718
Credit Suisse First Boston	0.750%	05/21/2013	14,024,000
Credit Suisse First Boston	0.350%	05/22/2013	2,042,250
JP Morgan Chase & Co.	0.350%	05/23/2013	2,635,666
JP Morgan Chase & Co.	0.450%	05/23/2013	2,823,114
JP Morgan Chase & Co.	0.600%	05/23/2013	3,117,269
JP Morgan Chase & Co.	0.650%	05/23/2013	2,497,911
Credit Suisse First Boston	0.350%	05/28/2013	2,665,473

			$87,775,182

All agreements can be repurchased on demand at value plus accrued interest.

See Notes to Financial Statements.
16	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2013 (Unaudited)

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - BUY PROTECTION(6)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at May 31, 2013(7)	Notional Amount(8)	Market Value	Upfront Premiums Paid	Unrealized Depreciation
Lebanese Republic	Goldman Sachs	1.000%	06/20/2018	4.384%	$(11,704,000)	$1,757,692	$1,799,767	$(42,075)

						$1,757,692	$1,799,767	$(42,075)

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION(9)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at May 31, 2013(7)	Notional Amount(8)	Market Value	Upfront Premiums Received	Unrealized Depreciation
Petroleos de Venezuela	Credit Suisse	5.000%	03/20/2016	9.590%	$19,000,000	$2,086,844	$1,400,164	$(686,680)

						$2,086,844	$1,400,164	$(686,680)

(6)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(7)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(9)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.
Semi-Annual Report | May 31, 2013	17

Stone Harbor Emerging Markets Income Fund	Statement of Assets & Liabilities
May 31, 2013 (Unaudited)

ASSETS:
Investments, at value(1)	$453,400,751
Cash	618,780
Unrealized appreciation on forward foreign currency contracts	890,220
Swap premiums paid	1,799,767
Receivable for investments sold	3,520,009
Deposits with brokers for credit default swap contracts	1,710,000
Deposits with brokers for reverse repurchase agreements	2,148,000
Interest receivable on swap contracts	168,906
Interest receivable	9,199,714
Prepaid and other assets	10,891
Total Assets	473,467,038

LIABILITIES:
Payable for reverse repurchase agreements	87,775,182
Interest due on reverse repurchase agreements	24,410
Payable due to brokers for credit default swap contracts	1,710,000
Payable due to brokers for forward foreign currency contracts	1,050,000
Swap premium received	1,400,165
Payable for investments purchased	20,618,645
Unrealized depreciation on forward foreign currency contracts	16,677
Unrealized depreciation on credit default swap contracts	728,755
Payable to adviser	357,905
Payable to administrator	54,115
Other payables	155,639
Total Liabilities	113,891,493
Net Assets	$359,575,545

NET ASSETS CONSIST OF:
Paid-in capital	$375,237,447
Undistributed net investment income	1,280,585
Accumulated net realized loss on investments, credit default swap contracts, forward foreign currency contracts and foreign currency transactions	(3,378,349)
Net unrealized depreciation on investments, credit default swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(13,564,138)
Net Assets	$359,575,545

PRICING OF SHARES:
Net Assets	$359,575,545
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	15,756,680
Net assets value, offering and redemption price per share	$22.82

(1)Cost of Investments	$467,671,528

See Notes to Financial Statements.
18	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Operations
For the Six Months Ended May 31, 2013 (Unaudited)

INVESTMENT INCOME:
Interest	$16,712,574
Total Investment Income	16,712,574

EXPENSES:
Investment advisory fees	2,411,633
Administration fees	367,092
Interest on reverse repurchase agreements	364,676
Custodian fees	59,442
Audit fees	35,669
Printing fees	26,959
Legal fees	42,759
Trustee fee	16,740
Transfer agent fees	9,462
Insurance fees	13,971
Other	16,644
Total Expenses	3,365,047
Net Investment Income	13,347,527

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(4,875,551)
Credit default swap contracts	228,186
Forward foreign currency contracts	3,320,944
Foreign currency transactions	(2,051,839)
Net realized loss	(3,378,260)
Change in unrealized appreciation/(depreciation) on:
Investments	(6,769,890)
Credit default swap contracts	(728,755)
Forward foreign currency contracts	1,348,041
Translation of assets and liabilities denominated in foreign currencies	619,049
Net change	(5,531,555)
Net Realized and Unrealized Loss on Investments	(8,909,815)
Net Increase in Net Assets Resulting from Operations	$4,437,712

See Notes to Financial Statements.
Semi-Annual Report | May 31, 2013	19

Stone Harbor Emerging Markets Income Fund	Statement of Changes in Net Assets

	For the Six Months Ended May 31, 2013 (Unaudited)	For the Year Ended November 30, 2012

OPERATIONS:
Net investment income	$13,347,527	$34,421,806
Net realized gain/(loss) on investments, credit default swap contracts, forward foreign currency contracts, and foreign currency transactions	(3,378,260)	4,517,819
Net change in unrealized appreciation/(depreciation) on investments, credit default swap contracts and translation of assets and liabilities denominated in foreign currencies	(5,531,555)	19,601,196

Net increase in net assets resulting from operations	4,437,712	58,540,821

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(12,927,688)	(33,746,350)
From net realized gains	(4,061,324)	–

Net decrease in net assets from distributions to shareholders	(16,989,012)	(33,746,350)

CAPITAL SHARE TRANSACTIONS:
Net asset value of common shares issued to stockholders from reinvestment of dividends	1,266,201	3,397,999

Net increase in net assets from capital share transactions	1,266,201	3,397,999

Net Increase/(Decrease) in Net Assets	(11,285,099)	28,192,470

NET ASSETS:
Beginning of period	370,860,644	342,668,174

End of period (including undistributed net investment income of $1,280,585 and $860,746)	$359,575,545	$370,860,644

OTHER INFORMATION:
Share Transactions:
Beginning shares	15,704,477	15,557,578
Shares issued as reinvestment of dividends	52,203	146,899

Shares outstanding - end of period	15,756,680	15,704,477

See Notes to Financial Statements.
20	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Cash Flows
For the Six Months Ended May 31, 2013 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$4,437,712
Adjustments to reconcile net increase in net assets from operations to net cash provided in operating activities:
Purchase of investment securities	(450,668,830)
Proceeds from disposition of investment securities	515,498,877
Net purchases of short term investment securities	(25,624,683)
Net payments on credit default swap contracts	(171,416)
Premium amortization	1,412,463
Discount accretion	(1,955,915)
Net realized (gain)/loss on:
Investments	4,875,551
Credit default swap contracts	(228,186)
Net change in unrealized (appreciation)/depreciation on:
Investments	6,769,890
Credit default swap contracts	728,755
Forward foreign currency contracts	(1,348,041)
Translation of assets and liabilities denominated in foreign currencies	(619,049)
Increase in deposits with brokers for credit default swap contracts and reverse repurchase agreements	(2,951,000)
Decrease in receivable for closed forward foreign currency contacts	1,202,759
Increase in interest receivable on swap contracts	(168,906)
Decrease in interest receivable	1,665,454
Increase in prepaid and other assets	(9,006)
Increase in interest due on reverse repurchase agreements	(157,548)
Decrease in payable due to brokers for credit default swap contracts and forward foreign currency contracts	(1,958,000)
Increase in payable to adviser	(48,769)
Increase in payable to administrator	(7,249)
Decrease in payable for trustee fees	1,252
Increase in other payables	(4,572)

Net Cash Provided by Operating Activities	$50,671,543

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash received from reverse repurchase agreements	$171,657,942
Cash payments made on reverse repurchase agreements	(217,856,158)
Cash distributions paid	(15,722,811)

Net Cash Used in Financing Activities	$(61,921,027)

Effect of exchange rates on cash	$619,049

Net decrease in cash	$(10,630,435)
Cash and foreign currency, beginning of period	$11,249,215
Cash and foreign currency, end of period	$618,780

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest on reverse repurchase agreements:	$522,224

Noncash financing activities not included herein consist of reinvestment of distributions to shareholders of:	$1,266,201

See Notes to Financial Statements.
Semi-Annual Report | May 31, 2013	21

Stone Harbor Emerging Markets Income Fund	Financial Highlights
For a share outstanding throughout the periods presented.

	For the Six Months Ended May 31, 2013 (Unaudited)		For the Year Ended November 30, 2012	For the Period December 22, 2010 (Inception) to November 30, 2011

Net asset value - beginning of period	$23.61		$22.03	$23.88
Income/(loss) from investment operations:
Net investment income(1)	0.85		2.20	1.99
Net realized and unrealized gain/(loss) on investments	(0.56)		1.54	(1.99)
Total income from investment operations	0.29		3.74	–

Less distributions to common shareholders:
From net investment income	(0.82)		(2.16)	(1.80)
From net realized gains	(0.26)		–	–
Total distributions	(1.08)		(2.16)	(1.80)

Capital share transactions:
Common share offering costs charged to paid-in capital	–		–	(0.05)
Total capital share transactions	–		–	(0.05)
Net Increase/(Decrease) in Net Asset Value	(0.79)		1.58	(1.85)
Net asset value - end of period	$22.82		$23.61	$22.03

Market price - end of period	$22.35		$24.70	$22.38

Total Return - Net Asset Value(2)	1.09%		17.71%	(0.47%)
Total Return - Market Price(2)	(5.36%)		21.22%	(3.41%)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$359,576		$370,861	$342,668
Ratio of expenses to average net assets	1.78%	(3)	1.83%	1.76%	(3)
Ratio of net investment income to average net assets	7.05%	(3)	9.59%	8.90%	(3)
Ratio of expenses to average managed assets(4)	1.40%	(3)	1.40%	1.45%	(3)
Portfolio turnover rate	101%		122%	157%

Borrowings at End of Period
Aggregate Amount Outstanding (in thousands)	$87,775		$133,973	$93,089
Asset Coverage Per $1,000 (in thousands)	$5,097		$3,768	$4,681

(1)	Calculated using average shares throughout the period.
(2)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(3)	Annualized.
(4)	Average managed assets represent net assets applicable to common shares plus average amount of borrowings during the period.

See Notes to Financial Statements.
22	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2013 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Emerging Markets Income Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on September 10, 2010 pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund commenced operations on December 22, 2010. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”) at a price of $23.88 per share. Stone Harbor is an affiliate of the Fund. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDF.”

The Fund’s primary investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets securities. Emerging markets securities include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Money market mutual funds are valued at their net asset value.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

Semi-Annual Report | May 31, 2013	23

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2013 (Unaudited)

The following is a summary of the Fund’s investment and financial instruments based on the three-tier hierarchy as of May 31, 2013:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Income Fund
Sovereign Debt Obligations	$–	$237,965,801	$–	$237,965,801
Bank Loans	–	–	2,257,316	2,257,316
Corporate Bonds	–	139,257,294	–	139,257,294
Participation Notes	–	9,466,384	–	9,466,384
Credit Linked Notes
Argentina	–	–	1,968,375	1,968,375
Iraq	–	–	10,068,236	10,068,236
Other	–	19,192,342	–	19,192,342
Common Stocks	7,179,215	–	–	7,179,215
Short Term Investments	26,045,788	–	–	26,045,788
Total	$33,225,003	$405,881,821	$14,293,927	$453,400,751

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$890,219	$–	$890,219
Liabilities
Credit Default Swap	–	(728,755)	–	(728,755)
Forward Foreign Currency Contracts	–	(16,677)	–	(16,677)
Total	$–	$144,787	$–	$144,787

*	For detailed country descriptions, see accompanying Statement of Investments.
**

Other financial instruments are derivative instruments not reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

There were no transfers in or out of Levels 1 and 2 during the six months ended May 31, 2013. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of November 30, 2012	Accrued Premium	Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)*	Sales Proceeds	Balance as of May 31, 2013	Net change in unrealized appreciation/(depreciation) at May 31, 2013*
Stone Harbor Emerging Market Income Fund
Bank Loans	$3,347,070	$–	$(25,882)	$322,011	$(1,385,882)	$2,257,316	$292,615
Corporate Bonds	1,406,659	196,981	(4,156,430)	3,562,010	(1,009,222)	–	–
Credit Linked Notes	15,601,328	104,423	141,813	(2,622,113)	(1,188,840)	12,036,611	(2,622,113)
Total	$20,355,057	$301,404	$(4,040,499)	$1,261,908	$(3,583,944)	$14,293,927	$(2,329,498)

*	Realized gain/(loss) and change in unrealized appreciation/(depreciation) are included in the related amounts on the investment in the Statement of Operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

24	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2013 (Unaudited)

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

The table below provides additional information about the Level 3 Fair Value Measurements as of May 31, 2013:

Investments in Securities	Fair Value at May 31, 2013	Valuation Methodology	Unobservable Inputs	Range of Inputs
Stone Harbor Emerging Markets Income Fund
Bank Loans	$2,257,316	Broker Quote	Broker Quote	N/A
Credit Linked Notes	12,036,611	Broker Quote	Broker Quote	N/A
Total	$14,293,927

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note .

Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Total Assets (defined in Note 4) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value at May 31, 2013. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. For the six months ended May 31, 2013, the average amount of reverse repurchase agreements outstanding was $103,638,119, at a weighted average interest rate of 0.60%.

Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement

Semi-Annual Report | May 31, 2013	25

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2013 (Unaudited)

relating to the loan, or any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have more than a 50 percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended May 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

2. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, among others:

26	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2013 (Unaudited)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities that tend to have higher yields are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-grade bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to it net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Forward Foreign Currency Contracts: The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets & Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Credit Default Swaps: The Fund may enter into credit default swap contracts for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The periodic swap payments received or made by the Fund are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on the Fund’s Statement of Operations. When the swap is terminated, the Fund will record a realized gain

Semi-Annual Report | May 31, 2013	27

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2013 (Unaudited)

or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair Values of derivative instruments on the Statement of Assets & Liabilities as of May 31, 2013:

	Asset Derivatives		Liability Derivatives
Derivative Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
	Unrealized appreciation on forward		Unrealized depreciation on
Foreign Exchange Rate Risk	foreign currency contracts	$890,220	forward foreign currency contracts	$(16,677)
Credit Risk	Swap premiums paid	1,799,767	Swap premiums received	(1,400,165)
	Unrealized appreciation on credit		Unrealized depreciation on credit
Credit Risk	default swap contracts	0	default swap contracts	(728,755)
Total		$2,689,987		$(2,145,597)

The number of forward foreign currency contacts and credit default swap contracts held at May 31, 2013 is representative of activity during the six months ended May 31, 2013.

For the six months ended May 31, 2013 the effect of derivative instruments on the Statement of Operations were as follows:

Derivative Risk Exposure	Gain/(Loss) On Derivatives	Realized Gain On Derivatives	Change in Unrealized Appreciation/ Depreciation On Derivatives
Credit Risk	Net realized gain on: Credit default swap contracts/Net change in unrealized depreciation on: Credit default swap contracts	$228,186	$ (728,755)
Foreign Exchange Rate Risk	Net realized gain on: Forward foreign currency contracts Change in unrealized appreciation on: Forward foreign currency contracts	3,320,944	1,348,041
Total		$3,549,130	$ 619,286

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end: accordingly, tax basis balances have not been determined as of May 31, 2013.

The tax character of the distributions paid by the Fund during the fiscal year ended November 30, 2012 was as follows:

November 30, 2012
Ordinary Income	$33,746,350
Total	$33,746,350

Components of Distributable Earnings on a Tax Basis:
As of November 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$4,465,180
Unrealized Depreciation	(8,032,672)
Cumulative Effect of Other Timing Difference*	456,890
Total	$(3,110,602)

* Other temporary differences due to timing consist of mark-to-market on forward foreign currency contracts.

28	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2013 (Unaudited)

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the period ended November 30, 2012, certain differences were reclassified. These differences were primarily due to the differing tax treatment of certain investments and the amounts reclassified did not affect net assets.

The reclassifications were as follows:

Undistributed Net Investment Income	$367,656
Accumulated Net Realized Loss	$(367,656)

Unrealized Appreciation and Depreciation on Investments: At May 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross appreciation on investments (excess of value over tax cost)	$9,262,374
Gross depreciation on investments (excess of tax cost over value)	$(23,562,739)
Net unrealized depreciation	$(14,300,365)

Cost of investments for income tax purposes	$467,701,116

4. ADVISORY FEES, TRUSTEE FEES, ADMINISTRATION FEES, CUSTODY FEES AND TRANSFER AGENT FEES

The Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Total Assets”).

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. ALPS receives a monthly fee at an annual rate of 0.15% of the average daily value of the Fund’s Total Assets.

The Bank of New York Mellon serves as the Fund’s custodian. Computershare, Inc. serves as the Fund’s transfer agent.

During the reporting period, the Fund paid each Trustee who is not a director, officer, employee or affiliate of Stone Harbor or ALPS, a fee of $2,500 per quarterly meeting of the Board of Trustees and $250 for each additional meeting in which that Trustee participated. The Fund will also reimburse independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings.

5. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the six months ended May 31, 2013, were as follows:

Purchases	Sales
$ 459,492,927	$ 481,464,766

6. APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” to expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Semi-Annual Report | May 31, 2013	29

Stone Harbor Emerging Markets Income Fund	Summary of Dividend Reinvestment Plan
May 31, 2013 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at 1-866-390-3910.

30	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Additional Information
May 31, 2013 (Unaudited)

FUND PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available (1) on the Fund’s website located at http://www.shiplpcef.com, (2) on the SEC’s website at http://www.sec.gov, or (3) they may be reviewed and copied at the SEC’s Public Reference Room in Washington DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund is available (1) without charge, upon request, by calling 1-877-206-0791, (2) on the Fund’s website located at http://www.shiplpcef.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year (1) without charge, upon request, by calling 1-877-206-0791, (2) on the Fund’s website located at http://www.shiplpcef.com, or (3) on the SEC’s website at http://www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the Fund’s principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to its annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

SHAREHOLDER MEETING

On March 7, 2013, the Fund held its annual meeting of Shareholders for the purpose of voting on a proposal to re-elect Trustees of the Fund. The results of the proposal were as follows:

Proposal: To re-elect the following trustees to the Stone Harbor Emerging Markets Income Fund Board.

	Thomas K. Flanagan	Heath B. McLendon
For	14,627,452	14,576,114
Withheld	131,299	182,637

This report, including the financial information herein, is transmitted to the shareholders of Stone Harbor Emerging Markets Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

Information on the Fund is available at www.shiplpcef.com or by calling the Fund’s shareholder servicing agent at 1-866- 390-3910.

Semi-Annual Report | May 31, 2013	31

Stone Harbor Emerging Markets Income Fund	Board Approval of Investment Advisory Agreement
May 31, 2013 (Unaudited)

The investment advisory agreement (the “Agreement”) for Stone Harbor Emerging Markets Income Fund (the “Fund”) is subject to annual approval by (i) the vote of a majority of the entire Board of Trustees, or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the Fund, and (ii) the vote of a majority of the Trustees who are not interested persons of the Fund (the “Independent Trustees”). The Agreement is terminable with respect to the Fund by the Adviser, a majority of the Trustees, or a vote of a majority of the outstanding voting securities of the Fund, without penalty, by not less than 60 days’ prior written notice. The Agreement will terminate automatically in the event of its assignment (as defined for purposes of the 1940 Act).

The Board of Trustees, including the Independent Trustees, meets over the course of the year with representatives of Stone Harbor Investment Partners LP, the Fund’s investment adviser (the “Adviser”), including the Fund’s portfolio managers, and regularly reviews detailed information regarding the investment program and performance of the Fund. The Trustees, including the Independent Trustees, met on April 17, 2013 to review the Agreement for the Fund and to determine whether to approve the continuation of the Agreement for an additional one-year period. The Trustees considered all information they deemed reasonably necessary to evaluate the terms thereof. In connection with this meeting, the Trustees received materials to assist them with their review. These materials included, among other things, (i) information on the Fund’s investment performance and the performance of a group of similar funds (some of which was prepared by a third party); (ii) information on the Fund’s advisory fee and other expenses, including information about the fees charged to institutional accounts managed by the Adviser and comparisons of the Fund’s fees to the fees of a group of similar funds prepared by a third party; and (iii) information about the profitability of the Agreement to the Adviser. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the following:

The nature, extent and quality of the services provided to the Fund under the Agreement.

The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. In this regard, the Trustees took into account the experience of the Fund’s portfolio management team and of the Adviser’s senior management, and the time and attention they devote to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser.

The Trustees reviewed performance information for the Fund for the one-year period ended February 28, 2013 and since the Fund’s inception on December 23, 2010. The review included a comparison of the Fund’s performance to the performance of a group of comparable funds selected by a third party and to the Fund’s benchmark. The Trustees also considered the Adviser’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes. They also considered information about the Fund’s distribution yield and its historical premium or discount to net asset value.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that these factors supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund.

The Trustees considered the fee charged to the Fund for advisory services as well as the total expense level of the Fund. The Adviser furnished information to the Trustees compiled by a third party showing a comparison of the Fund’s advisory fee and total expense levels compared to a group of comparable funds selected by the third party. The Trustees noted that the Fund’s advisory fee and total expenses align competitively with a group of comparable funds. The Adviser also provided information about the costs to it of providing services to the Fund and information about its profitability with respect to its management of the Fund, as well as information about the advisory fees it charges to other funds and institutional separate accounts with similar strategies and information about the differences in such fees. The Trustees also considered the information about the administrative, operational, tax and compliance complexities associated with the management of the Fund as compared to the management of separate accounts, in particular representations from management about the complexities associated with managing the Fund’s strategy allocations and its leverage. The Trustees also considered the conflicts of interest associated with the Fund’s use of leverage, as well as the effect of leverage on the Fund’s yield and total return.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee for the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser in respect of its relationship with the Fund supported the renewal of the Agreement.

32	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Board Approval of Investment Advisory Agreement
May 31, 2013 (Unaudited)

Economies of Scale.

The Trustees considered to what extent economies of scale would likely be realized as the Fund grows and whether those economies would benefit the Fund through breakpoints in the investment advisory fee or other means. The Trustees noted that because the Fund is a closed-end fund and does not have any plans to offer more shares to the public, it is unlikely to grow significantly.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale would benefit the Fund supported the approval of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser provided to the Fund, including resources designed to ensure compliance with the investment objectives, policies and restrictions of the Fund.

•	So-called “fallout benefits” to the Adviser, such as the benefits from offering its institutional clients the ability to invest in a registered investment company.

Based on their evaluation of all factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, concluded that the existing investment advisory agreement for Stone Harbor Emerging Markets Income Fund should be continued through June 20, 2014.

Semi-Annual Report | May 31, 2013	33

Stone Harbor Emerging Markets Income Fund	Trustees & Officers
May 31, 2013 (Unaudited)

INDEPENDENT TRUSTEES

Name and Year of Birth	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Alan Brott 1942 Class I	Trustee	Trustee: Since 2010 Term Expires: 2015	Columbia University - Associate Professor, 2000-Present; Consultant, 1991-Present.	8	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund, Grosvenor Registered Multi-Strategy Fund, Excelsior Multi-Strategy Fund, Excelsior Multi-Strategy Hedge Fund of Funds and Excelsior Private Markets Fund II.	Significant experience on Board of Trustees of Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund and/or other business organizations; academic experience; significant public accounting experience, including significant experience as a partner at a public accounting firm.
Heath B. McLendon 1933 Class II	Trustee	Trustee: Since 2010 Term Expires: 2016	Citigroup — Chairman of Equity Research Oversight Committee (retired December 31, 2006).	8	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund	Significant experience on Board of Trustees Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund and/or other business organizations; executive experience in the mutual fund industry.

34	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Trustees & Officers
May 31, 2013 (Unaudited)

INDEPENDENT TRUSTEES (CONTINUED)

Name and Year of Birth	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Patrick Sheehan 1947 Class III	Trustee	Trustee: Since 2010 Term Expires: 2014	Retired; formerly, Citigroup Asset Management-Managing Director and Fixed Income Portfolio Manager, 1991-2002.	8	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund	Significant experience on Board of Trustees of Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund and/or other business organizations; experience in the financial industry, including executive and portfolio management experience.

INTERESTED TRUSTEE
Name and Year of Birth	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Thomas K. Flanagan(2) 1953 Class I	Chairman and Trustee	Trustee: Since 2012 Term Expires: 2015	Co-portfolio manager of Emerging Markets Income Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1991.	8	None	Significant experience in the financial industry, including as a portfolio manager and member of an Investment Policy Committee; other financial and academic experience.

(1)

The term “Fund Complex” as used herein includes the Fund and the following registered investment companies: Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Emerging Markets Total Income Fund, Stone Harbor Investment Grade Fund and Stone Harbor Strategic Income Fund. As of May 31, 2013 the Stone Harbor Investment Grade Fund and the Stone Harbor Strategic Income Fund had not commenced operations.

(2)	Mr. Flanagan is an interested person of the Fund (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with the Investment Manager.

Semi-Annual Report | May 31, 2013	35

Stone Harbor Emerging Markets Income Fund	Trustees & Officers
May 31, 2013 (Unaudited)

OFFICERS

Name and Year of Birth	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Peter J. Wilby 1958	President and Chief Executive Officer	Since 2010	Co-portfolio manager of the Funds; since April 2006, Chief Investment Officer of Stone Harbor; prior to April 2006, Chief Investment Officer — North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.

Pablo Cisilino 1967	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; Since July 2006, Portfolio Manager of Stone Harbor; from June 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc.; prior to June 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.

James E. Craige 1967	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1992.

David Griffiths 1964	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Senior Portfolio Manager and economist responsible for market opportunity analysis, hedging and alternative asset allocation strategies; Joined Salomon Brothers Asset Management Limited in 1993.

Angus Halkett 1977	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Prior to joining Stone Harbor, Director at Deutsche Bank responsible for Central Europe rates trading and EMEA Local Markets Strategy; Assistant Fund Manager and Quantitative Analyst in Emerging Markets Fixed Income at F&C Asset Management.

David A. Oliver 1959	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; Since June 2008, Portfolio Manager of Stone Harbor; from 1986 to June 2008, Managing Director in Emerging Market sales and trading at Citigroup.

William Perry 1962	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since September 2012, Portfolio Manager of Stone Harbor; From August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; Prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at JPMorgan/Chase.

David Scott 1961	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; Joined Salomon Brothers Asset Management Limited in 1994.

James J. Dooley 1956	Treasurer and Principal Financial and Accounting Officer	Since 2010	Since April 2006, Head of Operations, Technology and Finance of Stone Harbor; from August 2004 to March 2006, Senior Operations Manager of Institutional Asset Management, Citigroup Asset Management; from October 2002 to August 2004, Managing Director, Global Operations & Application Development, AIG Global Investment Group; from May 2001 to September 2002, President and Chief Operating Officer, Financial Technologies International.

Adam J. Shapiro 1963	Chief Legal Officer and Secretary	Since 2010	Since April 2006, General Counsel of Stone Harbor; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.

Jeffrey S. Scott 1959	Chief Compliance Officer and Assistant Secretary	Since 2010	Since April 2006, Chief Compliance Officer of Stone Harbor; from October 2006 to March 2007, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2006, Chief Compliance Officer, Salomon Brothers Asset Management Inc.

36	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Trustees & Officers
May 31, 2013 (Unaudited)

OFFICERS (CONTINUED)

Name and Year of Birth	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
JoEllen Legg 1961	Assistant Secretary	Since 2010	Vice President, Assistant General Counsel of ALPS Fund Services, Inc., ALPS Advisors Inc., ALPS Distributors Inc. and ALPS Portfolio Solutions Distributor, Inc.; Secretary of ALPS Series Trust; Assistant Secretary of the Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, James Advantage Funds and WesMark Funds.
Gina Meyer(2) 1980	Assistant Treasurer	Since July 17, 2013	Since November 2012, Fund Controller for ALPS Fund Services, Inc.; from January 2011 to October 2012, Manager of Fund Accounting for Jackson National Asset Management; from August 2008 to January 2011, Supervisor of Fund Accounting for Jackson National Asset Management.

(1)	Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.
(2)	Ms. Meyer was elected on July 17, 2013.

Semi-Annual Report | May 31, 2013	37

INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 80202

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this Report.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended, and Rule 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	August 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	August 8, 2013

By:	/s/ James J. Dooley
James J. Dooley
Treasurer, Chief Financial Officer/Principal Financial Officer

Date:	August 8, 2013